INFORMATION  STATEMENT

                                  SCHEDULE  14C
                                 (RULE  14C-101)

                            SCHEDULE  14C  INFORMATION

               INFORMATION  STATEMENT  PURSUANT  TO  SECTION  14(c)
                    OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934


Check  the  appropriate  box:

[X]  Preliminary  Information  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[  ]  Definitive  Information  Statement


                         Jane  Butel  Corporation
-----------------------------------------------------------------------
                 (Name  of  Registrant  As  Specified  in  Charter)

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[  ]  Fee  computed  on  table  below  per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title  of  each  class  of  securities  to  which transaction applies:

     (2)  Aggregate  number  of  securities  to  which  transaction  applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which filing fee is calculated and state how it was determined):

     (4)  Proposed  maximum  aggregate  value  of  transaction:

     (5)  Total  fee  paid:

[  ]  Fee  paid  previously  with  preliminary  materials

[  ]  Check  box  if  any  part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount  Previously  Paid:

     (2)  Form,  Schedule  or  Registration  Statement  No.:

     (3)  Filing  Party:

     (4)  Date  Filed:

                             JANE  BUTEL  CORPORATION
                       620  North  Denning  Drive,  Suite  100
                              Winter  Park,  FL  32789
                                 (407)  622-5999

To  Our  Stockholders:

The purpose of this letter is to inform you that we intend to amend our Articles of Incorporation by written consent of our stockholders to change our name to "Bootie Beer Corporation."

WE ARE NOT ASKING FOR YOUR PROXY. Because the written consent of a majority of stockholders satisfies any applicable stockholder voting requirement of the Florida Law and our Amended and Restated Articles of Incorporation and By-Laws, we are not asking for a proxy and you are not requested to send one.

The accompanying Information Statement is for information purposes only and explains the terms of the amendment to our Amended and Restated Articles of Incorporation. Please read the accompanying Information Statement carefully.

                                  By  Order  of  the  Board  of  Directors,

                                        /s/Tania  Torruella
                                        ----------------------------
                                        Tania  Torruella
                                        Chief  Executive  Officer  and
                                        Chairman  of  the  Board

September  2,  2005



                             JANE  BUTEL  CORPORATION
                       620  North  Denning  Drive,  Suite  100
                              Winter  Park,  FL  32789
                                 (407)  622-5999

                              ---------------------
                              INFORMATION  STATEMENT
                              ---------------------

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed on or about [September 2, 2005] to the stockholders of record of JANE BUTEL CORPORATION (the "Company") at the close of business on July 6, 2005 (the "Record Date"). This Information Statement is being sent to you for information purposes only. No action is requested on your part.

This Information Statement is being furnished to our stockholders to inform you of the adoption of a resolution by written consent by the holders of a majority of the outstanding shares of our common stock, par value $.001 (the "Common Stock") and Series A Convertible Preferred Stock, par value $1.00 (the "Series A Preferred Stock"). The resolution adopted by such holders of a majority of the outstanding Common Stock and Series A Preferred Stock give us the authority to amend our Amended and Restated Articles of Incorporation to change our name to "Bootie Beer Corporation."

VOTING  INFORMATION

As of the Record Date of July 6, 2005, we had authorized 200,000,000 shares of common stock, $.001 par value per share, of which 25,277,000 shares were issued and outstanding. Each share of common stock has one vote.
Additionally, we had 715,000 shares of Series A Convertible Preferred Stock, $1.00 par value (the "Series A Preferred Stock"), outstanding on the Record Date. Each share of Series A Preferred Stock has 100 votes and votes with the Common Stock.

A majority of votes representing 73.9% of votes cast by holders of our Common Stock and Series A Preferred Stock have executed a written consent in favor of the action described above. This consent satisfies the stockholder approval requirement for the proposed action. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposal will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to stockholders. We anticipate that the actions contemplated herein will be affected on or about the close of business on September 20, 2005.


CHANGE  OF  CONTROL

On June 10, 2005, the Company experienced a change of control when Jane Butel, a New
Mexico resident, sold 715,000 shares of our Series A Convertible Preferred Stock to Geneva Atlantic Capital Corp. for $5,000. Ted Smith, who was a director of Jane Butel Corporation at the time of the transaction, is the principal of Geneva Atlantic Capital Corp. Each share of Series A Convertible Preferred Stock converts into 100 shares of our common stock.

During June and July of 2005, we have also had a change of control as the result of the restructuring of our board of directors. During June and July 2005, the Company was restructured to sell certain assets, eliminate debt and acquire the assets of Bootie Beer Company, a Florida corporation.

On June 10, 2005, our Board of Directors appointed Theodore Smith and Douglas D'Agata to the Board of Directors and accepted the resignations of Bette Clemens, Steven A. Jackson and Paul Butt. On June 11, 2005, our Board of Directors accepted the resignation of Jane Butel as Chief Executive Officer and Director and appointed Douglas D'Agata as Interim Chief Executive Officer. On June 20, 2005, our Board of Directors accepted the resignation of Sidney Kramer as Director.

On July 26, 2005, the Board of Directors appointed Antonio R. Torruella, Stephanie Stans Warren, Paul M. Beleckas, and Tania Mercedes Torruella to the Board of Directors. On July 28, 2005, the Board appointed Ms. Torruella Chief Executive Officer. On July 27, 2005, our Board of Directors accepted the resignation of Theodore Smith as Director and on July 28, 2005, accepted the resignation of Douglas D'Agata as Director and Interim Chief Executive Officer.

IMPLEMENTATION  THE  PROPOSAL

The Board of Directors of the Company has adopted a resolution authorizing the Company to amend its Amended and Restated Articles of Incorporation to change our name to "Bootie Beer Corporation."

The amendment to the Company's Amended and Restated Articles of Incorporation will change the Company's name from Jane Butel Corporation to Bootie Beer Corporation. The Company is changing its name in order to provide a new identity for the Company's operations. The Company recently disposed of the assets of Jane Butel Corporation and acquired Bootie Beer Company as a wholly-owned subsidiary. Accordingly, the Board of Directors has approved such an amendment to our Amended and Restated Articles of Incorporation.

The currently outstanding stock certificates evidencing shares of our common stock bearing the name "Jane Butel Corporation" will continue to be valid and represent shares of our common stock following the name change. In the future, new certificates will be issued bearing our new name, but this will in no way effect the validity of your current stock certificates.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

The following table sets forth, to our knowledge, certain information concerning the beneficial ownership of our common stock as of July 6, 2005 by each stockholder known by us to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, each current director and executive officer and all of our directors and current executive officers as a group:

NAME  AND  TITLE  OF  BENEFICIAL  OWNER         COMMON  SHARES  PERCENTAGE
                                           BENEFICIALLY   OWNED  (1)
                                           OWNED

Theodore  Smith  (2)                      71,500,000        73.9%
Douglas  D'Agata                              -0-            -0-

Two  Directors  as  a  group              71,500,000        73.9%

(1) On July 6, 2005, 25,277,000 shares of common stock were issued and outstanding. Additionally, we had 715,000 shares of Series A Convertible Preferred Stock outstanding. Each share of Series A Preferred Stock has 100 votes and votes with the Common Stock.
(2)     Consists  of  715,000 shares of Series A Preferred Stock.  Each share of
Series  A  Preferred  Stock  can  convert  into  100  shares  of  common  stock.

COSTS  AND  MAILING

The Company will pay all costs associated with the distribution of the Information Statement, including the costs of printing and mailing.
The Company has asked or will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock and Series A Preferred Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.



                                    EXHIBIT  A

                              ARTICLES  OF  AMENDMENT

                                     TO  THE

                               AMENDED  AND  RESTATED

                            ARTICLES  OF  INCORPORATION

                                       OF

                             JANE  BUTEL  CORPORATION

              Pursuant  to  Section  607.1006  of  the  Florida  Statutes

     Jane Butel Corporation filed an Amended and Restated Certificate of Incorporation with the Secretary of State of Florida on October 28, 2002 as further amended on November 24, 2004, February 23, 2005, and June 27, 2005. Following is an Amendment to the Amended and Restated Certificate of Incorporation.

     Jane Butel Corporation, a corporation organized and existing under Florida's Business Corporation Act (the "Corporation"), DOES HEREBY CERTIFY:

ONE:     The  following  amendment  of  the  Amended  and  Restated  Articles of
Incorporation was approved by the shareholders of the corporation on July 18, 2005 in the manner required by the Amended and Restated Articles of
Incorporation:

(1)     RESOLVED,  that  Article  First  of the Amended and Restated Articles of
Incorporation  of  Jane  Butel Corporation is hereby amended to read as follows:

          "FIRST:  The  name  of  the  corporation  is Bootie Beer Corporation."

     TWO:     The amendment to this Restated Certificate of Incorporation herein certified  has  been  duly  adopted in accordance with the provisions of Section
607.1006  of  the  Florida  Statutes.

     IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Amended and Restated Certificate of Incorporation to be signed by its duly authorized officer this 18th day of July, 2005.

Jane  Butel  Corporation



By:
                                        /s/Tania  Torruella
                                        ----------------------------
                                        Tania  Torruella
                                        Chief  Executive  Officer  and
                                        Chairman  of  the  Board